EXHIBIT 32.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Array Technologies, Inc. (the "Company") filed on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, H. Keith Jennings, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ H. Keith Jennings
H. Keith Jennings
Chief Financial Officer

Date: February 28, 2025